Exhibit 99.2 Edit the Message, Rewrite the Future July 2023 Copyright (c) 2023 Korro Bio, Inc. 1

Disclaimers Forward Looking Statements Certain statements in this Presentation may constitute “forward-looking statements”. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies of Korro Bio, Inc. (Korro) and/or Frequency Therapeutics, Inc. (Frequency) regarding the future including, without limitation, statements regarding: Korro’s RNA editing technology and the benefits of OPERA; the market opportunity for Korro’s alpha-1 anti-trypsin deficiency (AATD) therapy and potential benefits over other AATD modalities; expectations and assumptions related to amounts of cash to be contributed by Frequency at the closing of the proposed business combination between Korro and Frequency (the Proposed Transaction); Korro’s expected cash runway and plans for discovery and preclinical studies, as well as clinical trials, including timing of regulatory filings and data readouts and other developments or results in connection therewith; and the expected effects of the Proposed Transaction. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” continue,” “ could,” “estimate,” “ expect,” “ intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “ should,” “ strive,” “would,” “aim,” “target,” “commit,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are based on current expectations and assumptions that, while considered reasonable are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control including general economic conditions; the outcome of any legal proceedings that may be instituted against Korro or Frequency following the announcement of the Proposed Transaction; the inability to complete the Proposed Transaction, including due to the inability to concurrently close the business combination and the private placement of common stock or due to failure to obtain approval of the stockholders of Frequency; delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals, or delays in completing regulatory reviews, required to complete the Proposed Transaction; the risk that the Proposed Transaction disrupts current plans and operations as a result of the announcement and consummation of the Proposed Transaction; the inability to recognize the anticipated benefits of the Proposed Transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain key employees; costs related to the Proposed Transaction; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; other risks and uncertainties indicated from time to time in the proxy statement/prospectus on Form S-4 which is expected to be filed by Frequency with the SEC; and other risks, uncertainties and factors set forth under “Risk Factors” herein as well as in the sections entitled “Risk Factors,” “Risk Factor Summary” and “Forward-Looking Statements” in Frequency’s Quarterly Report on Form 10-Q filed with the SEC on May 12, 2023, and its other filings with the SEC, as well as factors associated with companies, such as Korro and Frequency, that operate in the biopharmaceutical industry. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Neither Frequency, nor Korro, nor the Placement Agents undertakes or accepts any duty to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or in the events, conditions or circumstances on which any such statement is based. This Presentation does not purport to summarize all of the conditions, risks and other attributes of an investment in Frequency, Korro or the combined company. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Korro’s own internal estimates and research. In this Presentation, Korro relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Korro competes and other industry data. Any comparison of Korro to any other entity assumes the reliability of the information available to Korro. Korro obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Korro believes its internal research is reliable, such research has not been verified by any independent source and neither Frequency nor Korro has independently verified the information. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Frequency and Korro will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Important Additional Information In connection with the Proposed Transaction, Frequency intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Frequency and that will constitute a prospectus with respect to shares of Frequency’s common stock to be issued in the Proposed Transaction (Proxy Statement/Prospectus). Frequency Therapeutics may also file other documents with the SEC regarding the Proposed Transaction. This document is not a substitute for the Proxy Statement/Prospectus or any other document which Frequency may file with the SEC. INVESTORS, KORRO STOCKHOLDERS AND FREQUENCY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED BY FREQUENCY WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors, Korro stockholders and Frequency stockholders will also be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents containing important information about Frequency, Korro and the Proposed Transaction that are or will be filed with the SEC by Frequency through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Frequency will also be available free of charge on Frequency’s website at https://frequencytx.gcs-web.com/sec-filings or by contacting Frequency’s investor relations department by email at investorrelations@frequencytx.com or by directing a written request to Frequency Therapeutics, Inc., 75 Hayden Avenue, Suite 300 Lexington, MA 02421. No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Frequency and certain of its directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Frequency's stockholders in connection with the Proposed Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Frequency’s stockholders in connection with the Proposed Transaction will be set forth in the Proxy Statement/Prospectus, which is expected to be filed with the SEC by Frequency. Investors and security holders of Korro and Frequency are urged to read the Proxy Statement/Prospectus and other relevant documents that will be filed with the SEC by Frequency carefully and in their entirety when they become available because they will contain important information about the Proposed Transaction. Frequency stockholders will be able to obtain free copies of the Proxy Statement/Prospectus (when available) and other documents containing important information about Frequency, Korro and the Proposed Transaction that are or will be filed with the SEC by Frequency through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Frequency will also be available free of charge on Frequency’s website at https://frequencytx.gcs-web.com/sec-filings or by contacting Frequency’s investor relations department by email at investorrelations@frequencytx.com or by directing a written request to Frequency Therapeutics, Inc., 75 Hayden Avenue, Suite 300 Lexington, MA 02421. Copyright (c) 2023 Korro Bio, Inc. 2

Risk factors Both Frequency and Korro are subject to various risks associated with their businesses and their industries. In addition, the Proposed Transaction, including the possibility that the Proposed Transaction may not be completed, poses a number of risks to each company and its respective securityholders. All references to “we,” “us” or “our” refer to the business of Korro prior to the consummation of the Proposed Transaction. The risks described below make up a non-exhaustive list of the key risks related to Korro’s business and the factors that could cause actual results to differ from the forward-looking statements described in this Presentation. You should carefully consider these risks and uncertainties, as well as factors set forth in the section entitled “Risk Factors” in Frequency’s most recent quarterly report on Form 10-Q, its most recent annual report on Form 10-K and its other SEC filings. The list below is qualified in its entirety by disclosures contained in future documents filed or furnished in respect of the Proposed Transaction with the SEC: • Korro’s limited operating history and its evolving business make it difficult to evaluate its future prospects and the risks and challenges it may encounter. • Korro’s product candidate pipeline is in early stages and it does not yet have any product candidates in the clinic, nor approved for commercial sale; Korro has not generated any revenue to date, and so may never become profitable. • Even if the Proposed Transaction and the concurrent financing are successful, the combined company will require substantial additional capital to finance its operations in the future. If the combined company is unable to raise such capital when needed, or on acceptable terms, it may be forced to delay, reduce or eliminate its discovery and pre-clinical programs, planned clinical trials or future commercialization efforts; • Korro’s expectations regarding its cash runway and ability to reach data inflection points are based on numerous assumptions that may prove to be untrue; Korro may be required to raise capital sooner than anticipated and its exposure to certain contingent liabilities and contractual obligations may be greater than anticipated. For example, Korro’s assumptions relating to the amounts of Frequency’s cash available to Korro at the closing of the Proposed Transaction, including amounts that may be required to negotiate early lease terminations and costs associated with ongoing litigation, may prove to be incorrect, and as a result any additional amounts Korro would be required to spend may be material and significantly impact its cash runway and ability to achieve its inflection points without significant additional capital. • Korro operates in an intensely competitive market that includes companies with greater financial, technical and marketing resources than it. • Failure to manage Korro’s growth effectively could cause its business to suffer and have an adverse effect on its ability to execute its business strategy, as well as operating results and financial condition. • As Korro’s costs increase, it may experience fluctuations in its operating results, which could make its future operating results difficult to predict or cause its operating results to fall below analysts’ and investors’ expectations. • Korro’s programs are still in discovery and pre-clinical phases. If Korro is unable to advance them into and through clinical development for safety or efficacy or other reasons, or commercialize its product candidates once approved or experience significant delays in doing so, its business will be materially harmed. • Korro’s current or future product candidates may cause adverse or other undesirable side effects that could delay or prevent their regulatory approval, limit the commercial profile of an approved label or result in significant negative consequences following marketing approval, if any. • If Korro is unable to obtain and maintain patent and other intellectual property protection for its technology and product candidates or if the scope of the intellectual property protection obtained is not sufficiently broad or it is delayed in bringing product candidates to market such that those products have a shorter period of patent exclusivity than it expects, its competitors could develop and commercialize technology and product candidates similar or identical to Korro’s, and its ability to successfully commercialize its technology and/or product candidates may be impaired. • Korro may be subject to intellectual property rights claims by third parties, which are costly to defend, could require it to pay significant damages and may disrupt its business and operations. • The conditions to complete the Proposed Transaction may not be satisfied, Korro may not realize the expected benefits of the Proposed Transaction, or it may uncover liabilities following consummation of the Proposed Transaction that it had not anticipated. • The shares acquired in the proposed private placement transaction will be subject to registration with the SEC, and upon registration, the share price may be volatile due to a variety of factors, such as changes in the competitive environment in which it operates, the regulatory framework of the industry in which it will operate, developments in its business and operations and changes in its capital structure. Copyright (c) 2023 Korro Bio, Inc. 3

Experienced management team with proven track record Ram Aiyar, PhD Steve Colletti, PhD Vineet Agarwal Todd Chappell Venkat Krishnamurthy, PhD Stephanie Engels Shelby Walker President and Chief Scientific Officer Chief Financial Officer SVP, Strategy and SVP, Head of Platform SVP, HR, People SVP, General Counsel Chief Executive Officer Portfolio Planning and Culture Copyright (c) 2023 Korro Bio, Inc. 4

Merger of Korro Bio and Frequency Therapeutics • Korro Bio, a privately-held leading company in RNA editing, intends to merge with Frequency Therapeutics (NASDAQ: FREQ) • Upon close, Frequency Therapeutics is expected to be renamed “Korro Bio, Inc.” Transaction • Supported by the Board of Directors of both companies and is subject to stockholder approval and other customary closing summary conditions • Expected pro forma ownership (after the planned concurrent financing) is approximately 92% Korro and 8% Frequency, subject to adjustment based on Frequency’s net cash at closing • Transaction expected to extend Korro’s cash runway through several value-creating milestones and into 2026, such as interim 1,2 clinical readout for AATD in 2H ’25 Overview • Combined company is expected to have cash balance of approximately $170 million at close, including $117 million from planned concurrent financing • Merger and planned concurrent financing expected to close in 4Q’23 • Existing Korro management to lead the combined company Management • New Board of Directors will include 7 members (4 Korro, 1 Frequency, 2 independent) and programs • Combined company will focus on advancing the development of Korro programs 1 Subject to submission of an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) and authorization to proceed Copyright (c) 2023 Korro Bio, Inc. 5 2 Assumes $117mm raise and includes assumptions about cash burn, contingent liabilities, and obligations for ongoing litigation and lease liabilities, among others, for which there is no guarantee of accuracy

Uniquely positioned to expand the frontier of genetic medicines through RNA editing Experienced management team: Proven track record supported by an expert BoD and SAB with experience building genetic medicines companies OPERA, a transient and potentially safer base editing approach: Single edit (A-to-I) on RNA by redirecting an endogenous editing enzyme using an oligonucleotide (siRNA, ASO) ~$3B+ US market opportunity in lead indication: Potential disease modifying therapy in alpha-1 anti-trypsin deficiency (AATD) by transiently correcting the pathogenic variant Broad opportunities in rare and common diseases: Modulating protein expression and function creating the opportunity to expand into common diseases Supportive investor syndicate: Cash runway through several value-creating milestones 1,2 and into 2026, such as interim clinical readout for AATD in 2H ‘25 1 Subject to submission of an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) and Copyright (c) 2023 Korro Bio, Inc. 6 authorization to proceed 2 Assumes $117mm raise and includes assumptions about cash burn, contingent liabilities, and obligations for ongoing litigation and lease liabilities, among others, for which there is no guarantee of accuracy

Using an oligonucleotide to affect an A-to-I edit on a target RNA sequence Harnessing an endogenous editing Non-viral intracellular delivery of 1 enzyme, ADAR, that is ubiquitously Korro oligo designed to edit a specific expressed in all human cells adenosine on the target mRNA 2 Oligo-RNA duplex recruits adenosine deaminase acting on RNA (ADAR) 3 ADAR catalyzes deamination: mRNA translated to protein 4 ‘A’ to ‘I’ edit with ‘I’ read as ‘G’ 5 Resultant ADAR ADAR A therapeutic protein Adenosine Inosine A DNA with disease- causing mutation Target mRNA Copyright (c) 2023 Korro Bio, Inc. 7

Discovery of missense mutations for common diseases increases the therapeutic opportunity for genetic medicines Nature volume 577, pages 179–189 (2020) Copyright (c) 2023 Korro Bio, Inc. 8

RNA editing with synthetic oligonucleotide expands the promise of base editing to large common diseases Oligo-based RNA Editing DNA Editing Risk of indels and Specificity High sequence specificity chromosomal integration û ✓ Precedented Delivery Inefficient in vivo (efficient and targeted) ✓û Long-term unknown Tolerability Precedented (transient) (permanent) ✓ Manufacturing Precedented Complex ✓û Regulatory Multiple approved products Only ex vivo approved ✓ Copyright (c) 2023 Korro Bio, Inc. 9

OPERA: Our differentiated approach for RNA editing Deep understanding of ADAR Expertise in oligonucleotide biology chemistry Machine learning optimization Fit-for-purpose delivery of oligonucleotides Broad IP estate of 29 patent families that cover our platform technology and target-specific editing strategies Copyright (c) 2023 Korro Bio, Inc. 10

Broad and versatile applications for our RNA editing approach Development candidate Current focus Unlocking other target classes expected in 2H’23 PoC achieved Disrupting protein-protein interactions Repairing pathogenic variants (e.g., AATD, SERPINA1) Preventing protein aggregation Selectively modulating ion channels Activating kinases Achieved proof-of-concept across various target classes Copyright (c) 2023 Korro Bio, Inc. 11

Deep pipeline with multiple high-value targets Preclinical Phase 1 Phase 2 Phase 3 Wholly Concept Indication Target Discovery owned? development Repairing a Alpha-1 anti- Regulatory filing expected SERPINA1 1 in 2H’24 pathogenic variant trypsin deficiency Repairing a Parkinson disease LRRK2 pathogenic variant Disrupting protein- Severe alcoholic Undisclosed protein-interaction hepatitis Preventing protein Amyotrophic TDP43 aggregation lateral sclerosis Selectively modulating Subsets of pain Nav 1.7 ion channels Activating kinases Cardiometabolic Undisclosed 1,2 Pro forma cash runway through potential interim clinical readout for AATD in 2H ‘25 1 Subject to submission of an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) and Copyright (c) 2023 Korro Bio, Inc. 12 authorization to proceed 2 Assumes $117mm raise and includes assumptions about cash burn, contingent liabilities, and obligations for ongoing litigation and lease liabilities, among others, for which there is no guarantee of accuracy

Alpha-1 antitrypsin deficiency (AATD) Copyright (c) 2023 Korro Bio, Inc. 13

AATD: Correcting a pathogenic missense mutation in the liver Potential to target both manifestations Clinically-validated lipid nanoparticles (LNP) Resolving both liver pathology and alleviating from Genevant lung effects Increased levels of oligo concentration in liver Provides natural regulation of A1AT 1,2 First clinical study readout potentially in H2’25 Correction provides appropriate levels of Clinical data expected provides potential for large value endogenous A1AT inflection Focused on returning patients between MM ~$3B+ U.S. market opportunity and MZ phenotypes (A1AT levels) Critical unmet need with minimally effective Achieved >50% editing with potential to modify standard-of-care disease progression 1 Subject to submission of an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) and Copyright (c) 2023 Korro Bio, Inc. 14 authorization to proceed 2 Assumes $117mm raise and includes assumptions about cash burn, contingent liabilities, and obligations for ongoing litigation and lease liabilities, among others, for which there is no guarantee of accuracy

Severe AATD caused by a single missense mutation in SERPINA1 gene leading to lung and/or liver disease(s)

MM Genotype (normal liver and lung)


WT A1AT
Normal levels of M-A1AT secreted
Inhibits neutrophil elastase in the lung

ZZ Genotype (fibrotic liver and decreased lung function)


Z-A1AT*
Reduced levels of Z-A1AT secreted
Minimal inhibition of lung elastase
Mutated A1AT polymerizes and aggregates in liver cells

Unmet need

- Only FDA-approved therapy is protein replacement augmentation therapy
  - Plasma derived A1AT from pooled volunteers **infused weekly**
  - **Does not address** underlying disease etiology
  - **Partially** addresses the lung manifestation
- **No treatment approved for liver pathology**

~100K PiZZ adult patients in U.S.**

~$3B+ U.S. market opportunity

Note: A1AT protein is encoded by the gene SERPINA1. The E342K mutation (G to A) in SERPINA1 (Z allele) is the most frequent mutation and causes severe lung and liver disease
*Z-A1AT not as active as M-A1AT
**Numbers reflected here are carrier of ZZ genotypes

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Copyright (c) 2023 Korro Bio, Inc.
KORRO BIO

Getting AATD patients between MM and MZ phenotypes has potential to modify disease progression Ranges of serum A1AT levels for different genotypes Median A1AT for genotype 50 40 100% editing Korro goal for median 30 editing has potential to reduce lung and liver risk 50% editing 20 10 Current threshold for augmentation therapy (11μM) 0 MM MZ ZZ Focused on bringing ZZ 1 Odds Ratio : patients to between 2 MM and MZ levels 1.0 1.0 8.8 COPD 1.0 1.5 7.8 Cirrhosis Korro believes it has the modality and delivery to achieve >50% editing for potential clinical benefit 1 Nakanishi T, Forgetta V, Handa T, Hirai T, Mooser V, Lathrop GM, Cookson WOCM, Richards JB. The undiagnosed disease burden associated with alpha-1 Copyright (c) 2023 Korro Bio, Inc. 16 antitrypsin deficiency genotypes. Eur Respir J. 2020 Dec 10;56(6):2001441. doi: 10.1183/13993003.01441-2020. PMID: 32675199; PMCID: PMC7726845. 2 Chronic obstructive pulmonary disease μM serum AAT Levels

Korro’s approach potentially provides superior patient benefit over other modalities in AATD DNA EDITING siRNA FUSION PROTEIN Simple drug û✓ ✓✓ product Lung û ✓✓✓ alleviation Liver ✓✓✓û alleviation Target genotype to Between MM and MZ <MZ ZZ ZZ be achieved û Potential to Potential ✓ Reversibleû Permanent exacerbate lung û Potential tolerability✓ Minimal off-targetsû Off-target edits disease due to immunogenicity knockdown Copyright (c) 2023 Korro Bio, Inc. 17

Key milestones achieved to obtain >50% editing in humans Korro’s AATD candidates are antisense oligonucleotides delivered to liver cells encapsulated in a lipid nanoparticle vehicle Key Attribute Criteria Status 1 In vitro activity• >50% editing in human cells with Z mutation ✓ 1 In vivo activity• >50% editing single dose in PiZ transgenic mice ✓ Durability• QW dosing in PiZ mice with >50% editing ✓ • Editing in WT SERPINA1 in multiple NHPs Translation in NHPs ✓ - NHPs don’t harbor E342K mutation Safety• Clean tolerability profile Data pending CMC• CMC scaling line of sight in the range of 3-6 months ✓ 1 Editing measured as number of transcripts Copyright (c) 2023 Korro Bio, Inc. 18

>50% editing achieved in the right system – human gene with human ADAR In vitro Editing in hepatocyte like cells (HLCs) Editing in MZ Primary Human Hepatocytes (PHH) Editing measured as number of transcripts 100 100 1 nM 1 nM 10 nM 10 nM 81 80 100nM 100nM 80 80 64 64 60 60 40 40 29 20 20 13 0 0 Oligo A Oligo A *+IFN due to the low baseline expression of ADAR in HLCs Copyright (c) 2023 Korro Bio, Inc. 19 Note: transfected with RNAiMAX with 1U/ul of IFN, editing measured at 48 hours post transfection via amplicon-seq Editing at E342K (%) Editing at E342K (%)

Demonstrated >50% editing in PiZ mice model of AATD with a single dose achieving high levels of corrected protein In vivo – PiZ mice Editing in PiZ mice (single-dose) M-A1AT protein in PiZ mice (single-dose) Oligo A; 3mg/kg (single-dose) Oligo A; 3mg/kg (single-dose) 18μM 100 Day 1 20 ~63% Day 4 Day 1 80 Day 7 Day 4 Day 7 15 60 10 40 5 20 0 0 Day 4 Day 1 Day 4 Day 7 1 Korro believes we have highest editing observed across any editing modality based on published data Note: Single dose of 3mg/kg oligo formulated in MC3 LNP injected IV Copyright (c) 2023 Korro Bio, Inc. 20 Baseline M-A1AT concentrations are 0μM 1 Statement not based off head-to-head studies % editing % Editing M-A1AT concentration (μM)

Potential to provide liver benefit by clearing aggregation and preventing further lung damage due to level of M-A1AT in secretion In vivo – PiZ mice Total A1AT (1 day post last dose) Editing in PiZ mice at Ctrough Reduction in Z-A1AT at Day 28 Oligo A; 2mg/kg (multi-dose) 50 Vehicle 70 40 4 47 7 5 54 4 2 27 7 60 2 23 3 30 50 2 20 0 1 18 8 20 3 34 4 40 Control 30 10 1 19 9 20 0 20794 1 2 3 4 10 0 M-A1AT (1 day post last dose) Oligo A 1 1 2 3 4 Oligo A 25 Group 2 20 0 20 Group Dose Editing 1 Day 0 Day 7 15 1 10 0 8 8 2 Day 0, 7 Day 14 10 7 7 3 Day 0, 7, 14 Day 21 5 4 Day 0, 7, 14, 21 Day 28 Control 0 20794 1 2 3 4 Copyright (c) 2023 Korro Bio, Inc. 21 Note: 2mg/kg oligo formulated in MC3 LNP injected IV in QW in 4 weeks Editing measured 7-days after dose 1 Represents Group 4 histology at day 28 % Editing A1AT concentration (μM) A1AT concentration (μM)

Upcoming milestones Milestone Timing 4Q 2023 Expected close of reverse merger and concurrent $117M private financing 2H 2023 Nominate a development candidate for AATD program Submit regulatory filing 2H 2024 2H 2025 Potential interim clinical data readout for AATD Copyright (c) 2023 Korro Bio, Inc. 22

Editing in NHPs (Gene = SERPINA1) Copyright (c) 2023 Korro Bio, Inc. 23

Editing of SERPINA1 coding region in NHPs and PiZ model showed correlation In vivo – mice and NHP Editing in PiZ mice (%) Editing in NHPs (%) 1 1 Early-gen oligo Early-gen oligo 2mg/kg (single and multi-dose) 3mg/kg (single dose) For reference: 100 ~63% 40 80 Day 4 (post-single dose) 40 60 40 40 2 25 5 30 2 26 6 2 28 8 20 30 30 0 Day 4 Oligo A 1 17 7 20 1 14 4 20 20 10 10 10 N/A; not tested 0 0 0 0 Day 18 Day 4 Day 4 Day 18 Oligo C Day 4 Day 18 (Day 4 post-3 (post-single (post-single (Day 4 post-3 weekly doses) dose) dose) weekly doses) (post-single dose) Correlation observed for RNA editing between mouse and NHP, and RNA editing to edited circulating protein in NHP Note: Oligo formulated in MC3 LNP injected IV QW Copyright (c) 2023 Korro Bio, Inc. 24 Editing measured 4-days post dose in NHP (i.e. Ctrough) 1 Does not contain the latest chemistries to enhance durability and stability but supports prediction Editing (%) % editing SERPINA1 RNA Edited (%) Liver Biopsy A1AT Protin Edited (%) Serum

Editing with Korro Oligo in Genevant LNP Copyright (c) 2023 Korro Bio, Inc. 25

Korro’s Oligo A in Genevant LNP has demonstrated potential for increased editing efficiency and normal A1AT in PiZ mice Editing in PiZ mice (%) Normal A1AT in circulation (%) Oligo A; 2mg/kg (Single dose): 4-days post dose Oligo A; 2mg/kg (Single dose): 4-days post dose For reference: 100 ~63% 100 100 80 8 85 5 60 40 80 80 20 6 65 5 6 66 6 5 56 6 0 Day 4 Oligo A (3mg/kg) 60 60 MC3 3 37 7 40 40 2 29 9 20 20 0 0 * MC3 GVT-1 GVT-2 MC3 GVT-1 GVT-2 Note: 2mg/kg oligo formulated in referenced LNP injected IV; Circulating liver enzyme (ALT/AST) data pending Copyright (c) 2023 Korro Bio, Inc. 26 * External data support being able to dose up to 15mg/kg in a single dose Editing at E342K (%) % editing % Wild-Type A1AT

Editing of SERPINA1 coding region in NHPs with Korro’s oligo in a Genevant LNP has demonstrated potential for enhanced therapeutic index Editing in NHP (%) ALT levels in NHP (U/L) 1 1 Early-gen oligo Early-gen oligo 2mg/kg (Single dose): 4-days post dose 2mg/kg (Single dose) 1 2 0 0 1200 HISTORICAL HISTORICAL 60 Pre-dose 60 4h 24h 34 72h 8 0 0 168h 800 40 40 13 4 0 0 17 400 20 20 0 0 0 0 MC3 GVT-1 GVT-2 G V T - 1 G V T - 2 MC3 *Normal ALT levels=30-80 U/L based on Korro's historical data (1) GVT-1 generates similar editing results to clinically approved MC3, with significantly lower ALT elevation (2) GVT-2 generates >2x editing results more than the clinically approved MC3, with similar ALT elevation Copyright (c) 2023 Korro Bio, Inc. 27 Note: Oligo formulated in LNP injected IV MC3 at 2mg/kg is historical data ran in separate prior experiment 1 Does not contain the latest chemistries to enhance durability and stability but supports prediction % Editing U/L

Opportunity to bring ground-breaking therapeutic option for patients based on single-nucleotide-variants PoC achieved Examples ✓ ✓ Activating Kinases Modulating kinase activity with a single missense variant ✓ Disrupting Protein-Protein Activating transcription factor expression by disrupting binding with a negative Interactions regulator ✓ Selective Fine-Tuning Regulating the activation of ion-channels to physiological levels of Ion Channels ✓ Protein Aggregation Prevention of disease-causing protein aggregation Continuously assessing targets and indications with high technical, clinical, and commercial feasibility Copyright (c) 2023 Korro Bio, Inc. 28

Uniquely positioned to expand the frontier of genetic medicines through RNA editing Experienced management team: Proven track record supported by an expert BoD and SAB with experience building genetic medicines companies OPERA, a transient and potentially safer base editing approach: Single edit (A-to-I) on RNA by redirecting an endogenous editing enzyme using an oligonucleotide (siRNA, ASO) ~$3B+ US market opportunity in lead indication: Potential disease modifying therapy in alpha-1 anti-trypsin deficiency (AATD) by transiently correcting the pathogenic variant Broad opportunities in rare and common diseases: Modulating protein expression and function creating the opportunity to expand into common diseases Supportive investor syndicate: Cash runway through several value-creating milestones 1,2 and into 2026, such as interim clinical readout for AATD in 2H ‘25 1 Subject to submission of an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) and Copyright (c) 2023 Korro Bio, Inc. 29 authorization to proceed 2 Assumes $117mm raise and includes assumptions about cash burn, contingent liabilities, and obligations for ongoing litigation and lease liabilities, among others, for which there is no guarantee of accuracy

Copyright (c) 2023 Korro Bio, Inc. 30